UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12


                         GLOBAL AIRCRAFT SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


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     (4)  Date Filed:



                    Persons who are to respond to the collection of information contained in this form are not required to respond unless
SEC 1913 (11-01)    the form displays a currently valid OMB control number.

                            GLOBAL AIRCRAFT SOLUTIONS


                                 August __, 2007

Dear Stockholder:

We cordially invite you to attend Global Aircraft Solution, Inc.'s Annual Meeting of Stockholders to be held on August 29, 2007. Enclosed are General Instructions, Notice of Annual Meeting, Proxy Statement, a Form of Proxy, and an Annual Report to Stockholders. The meeting will commence at 12:00 PM Pacific Daylight Savings Time at the J.W. Marriott Starr Pass Resort, 3800 Starr Pass Blvd., Tucson, AZ 85745, phone 520-792-3500.

At the meeting we will ask stockholders (i) to elect two (2) persons to serve your Company as members of its Board of Directors; (ii) ratify Moss Adams, LLP as the independent registered public accounting firm for the Company for fiscal 2006 through July 2, 2007; (iii) ratify Daszkal Bolton, LLP as the new independent registered public accounting firm for the Company as of July 2, 2007; (iv) approve the Company's 2007 Stock Compensation Plan; and (v) to act upon such other matters as may properly come before the meeting.

We value your participation and encourage you to vote your shares on the matters expected to come before the Annual Meeting. Please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. In order to better enable us to keep you up-to-date with Company developments and announcements electronically you may, at your option, provide the Company with your e-mail address.


                                              Sincerely,


                                              /s/ Ian Herman

                                              Ian Herman
                                              Chairman of the Board of Directors
                                              And Chief Executive Officer











                     GLOBAL AIRCRAFT SOLUTIONS (OTCBB:GACF)
                   6901 S. Park Avenue, Tucson AZ 85706 U.S.A.
                     PHONE (520) 294-3481 FAX (520) 741-1430

                                TABLE OF CONTENTS



                                                                            Page

Purpose of Meeting                                                           1
Instructions                                                                 2
Corporate Governance                                                         4
Proxy Item No. 1 - Election of Directors                                     5
Independence of Directors                                                    6
Compensation of Directors                                                    8
Committees of the Board                                                      8
Audit Committee                                                              9
Audit Committee Report                                                       9
Audit Fees                                                                   12
Compensation Committee                                                       13
Compensation Committee Report                                                13
Compensation Discussion and Analysis                                         14
Proposal & Proxy Item No. 2 - Ratification of Moss Adams, LLP
  as Independent Auditors                                                    19
Proposal & Proxy Item No. 3 - Ratification of Daszkal Bolton,
  LLP as Independent Auditors                                                20
Proposal & Proxy Item No. 4 - Approval of Company's 2007 Stock
  Compensations Plan                                                         21
Security Ownership of Certain Beneficial Owners & Management                 25
Directors and Executive Officers                                             27
Section 16(a) Beneficial Ownership Reporting Compliance                      28
Stock Performance                                                            28
Stock Performance Graph and Table                                            28
2007 Stockholder Proposals                                                   29
Other Matters                                                                29
2008 Stockholder Proposals                                                   29
Annual Report                                                                29
Other Information                                                            29
Form of Proxy Card                                                           42

APPENDICIES

A - Audit Committee Charter                                                  30
B - 2007 Stock Compensation Plan                                             34

                            GLOBAL AIRCRAFT SOLUTIONS

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held August 29, 2007
                           --------------------------


To the Stockholder Addressed:

Global Aircraft Solutions, Inc. (the "Company") will hold its Annual Meeting of Stockholders at 12:00 PM Pacific Daylight Savings Time on August 29, 2007, at the J.W. Marriott Starr Pass Resort, 3800 Starr Pass Blvd., Tucson, AZ 85745, phone 520-792-3500, for the following purposes:

     1. To elect Two (2) Directors to serve three year terms until the 2010 annual meeting of stockholders and thereafter until their successors have been duly elected and qualify;
     2. To ratify Moss Adams LLP as the independent registered public accounting firm for the Company for fiscal year ended December 31, 2006 through July 2, 2007;
     3. To ratify Daszkal Bolton, LLP as the new independent registered public accounting firm for the Company as of July 2, 2007;
     4.   To approve the Company's 2007 Stock Compensation Plan; and
     5. To act upon such other matters as may properly come before the meeting.

The record date for the determination of stockholders entitled to vote at the meeting is July 13, 2007, and only stockholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof.

Whether or not you plan to attend the stockholders' meeting, please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. You may revoke your proxy at any time prior to the time it is voted.

                                             By Order of the Board of Directors,


                                             /s/ Ian Herman

                                             IAN HERMAN
                                             Chairman and CEO




                     GLOBAL AIRCRAFT SOLUTIONS (OTCBB:GACF)
                   6901 S. Park Avenue, Tucson AZ 85706 U.S.A.
                     PHONE (520) 294-3481 FAX (520) 741-1430

                            GLOBAL AIRCRAFT SOLUTIONS

                                6901 S. Park Ave.
                              Tucson, Arizona 85706
                         www.globalaircraftsolutions.com

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                                   Preliminary

This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Global Aircraft Solutions, Inc. (the "Company") for use at the Company's 2007 Annual Meeting of Stockholders, to be held at 12:00 PM Pacific Daylight Savings Time, on August 29, 2007, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described in detail herein. The meeting will be held at the J.W. Marriott Star Pass Resort, 3800 Starr Pass Blvd., Tucson, AZ 85745, phone 520-792-3500. This proxy statement and the accompanying proxy card will be first mailed to the stockholders on or about August 1, 2007. The cost of the solicitation will be borne by the Company.


                                  Annual Report

We are enclosing our Annual Report to Shareholders for the year ended December 31, 2006 with these proxy materials. We may submit additional financial and other reports at the Annual Meeting, but we do not intend to take any action relating to those reports.

                               PURPOSE OF MEETING

At the meeting, the Board of Directors will ask stockholders (1) to elect two
(2) directors who will serve until the 2010 annual meeting of stockholders and thereafter until their successors are duly elected and qualify; (2) ratify Moss Adams, LLP as the independent registered public accounting firm for the Company for fiscal 2006 through July 2, 2007; (3) ratify Daszkal Bolton, LLP as the new independent registered public accounting firm for the Company as of July 2, 2007; and (4) approve the Company's 2007 Stock Compensation Plan. In addition, the stockholders will act upon such other matters as may properly come before the meeting.

There will also be an address by the Chairman of the Board of Directors, Chief Executive Officer of the Company, and President and a general discussion period during which stockholders will have an opportunity to ask questions about the Company's business.

All properly executed proxies will be voted in accordance with the instructions given thereby. If no choice is specified, proxies will be voted for (i) the election to the Board of Directors of the two (2) persons named elsewhere in this proxy statement; (ii) the ratification of Moss Adams, LLP as the independent registered public accounting firm for the Company for fiscal year ending 2006 through July 2, 2007; and (iii) the ratification of Daszkal Bolton, LLP as the new independent registered public accounting firm for the Company as of July 2 2007. Specific instructions must be provided for proxy voting with respect to Proposal 4. If no instructions are specified with respect to Proposal 4, no vote will be cast for this item.

                                About the Meeting

Who is entitled to Vote?

Only record holders of our common stock at the close of business on July 13, 2007, the record date, are entitled to vote at the Annual Meeting. Global's authorized stock includes 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. No preferred stock is issued and outstanding. As of July 13, 2007, the record date, there were 40,061,301 shares of the Company's Common Stock issued and outstanding and entitled to one vote each at the Annual Meeting. Cumulative voting in the election of Directors is not allowed.

How do I Vote?

Voting by mail. If you are a shareholder of record, you may vote by signing, dating and returning your proxy card. The proxy holders will vote your shares in accordance with your directions. If you sign and return your proxy card, but do not properly direct how your shares should be voted on a proposal, the proxy holders will vote your shares "FOR" Proposals 1, 2, & 3. If you sign and return your proxy card, the proxy holders will vote your shares according to their discretion on any other proposals and other matters that may be brought before the Annual Meeting. However, since Proposal 4 is a non-routine item, your shares will not be voted for this Proposal 4 unless you provide specific voting instructions. We are not aware of any other matters that will be brought before the Annual Meeting other than Proposals 1, 2, 3 & 4.

If you hold shares in an account through a broker or other nominee in "street name", you should complete, sign and date the voting instruction card provided to you by your broker or nominee.

Voting in Person. All shareholders may vote in person at the Annual Meeting. Shareholders of record may also be represented by another person present at the Annual Meeting by signing a proxy designating such person to act on your behalf. If you hold shares through a broker or nominee, you may vote in person at the Annual Meeting only if you have obtained a signed proxy from your broker or nominee giving you the right to vote your shares.

What are the voting recommendations of the Board of Directors?

The Board of Director recommends that you vote:

     o    "FOR" the 2 nominees for directors (Proposal 1);
     o "FOR" ratifying the appointment of Moss Adams, LP as Global Aircraft Solutions, Inc.'s independent registered public accounting firm for fiscal year ending 2006 through July 2, 2007 (Proposal 2);
     o "FOR" ratifying the appointment of Daszkal Bolton, LP as Global Aircraft Solutions, Inc.'s independent registered public accounting firm as of July 2, 2007 (Proposal 3); and
     o    "FOR" approval of the Company's 2007 Stock Compensation Plan (Proposal
          4).

What constitutes a quorum for the Annual Meeting?

A "quorum" of shareholders is necessary for us to hold a valid Annual Meeting. For a quorum, there must be present, in person or by proxy, shareholders of record entitled to exercise not less than fifty percent of the voting power of Global Aircraft Solutions, Inc.

Proxy cards marked as withholding authority, as well as proxy cards containing abstentions and "broker non-votes", will be treated as present for purposes of determining a quorum. A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular "non-routine" proposal because the broker or nominee does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner. If you are a beneficial owner and a broker holds your shares, it is expected that your broker will be permitted to vote your shares on Proposals 1, 2 and 3 even if your broker does not receive voting instructions from you. Your broker will only be able to vote your shares on Proposal 4 if the Broker receives specific voting instructions from you.

What vote is required to approve each proposal?

Election of Directors (Proposal 1). Pursuant to the Certificate of Incorporation of the Company, Directors shall be elected by plurality vote. Accordingly, the two (2) director nominees receiving the greatest number of votes will be elected. A proxy card marked as abstaining with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote. Cumulative voting in the election of Directors is not allowed.

Ratification of Moss Adams, LLP (Proposal 2).

Proposal 2 requires the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on this proposal. To be ratified as the independent accounting firm for the Company for fiscal 2006, through July 2, 2007, the proposal must receive the affirmative vote of a majority of the votes cast. A proxy card marked as abstaining with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote.

Ratification of Daszkal Bolton, LLP (Proposal 3)

Proposal 3 requires the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on this proposal. To be ratified as the independent accounting firm for the Company as of July 2, 2007, the proposal must receive the affirmative vote of a majority of the votes cast. A proxy card marked as abstaining with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote.

Approval of 2007 Stock Compensation Plan (Proposal 4)

Proposal 4 requires the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on this proposal. To approve the 2007 Stock Compensation Plan, the proposal must receive the affirmative vote of a majority of the votes cast. If no instructions are specified with respect to Proposal 4, no vote will be cast for this item. Your broker will only be able to vote your shares on Proposal 4 if the Broker receives specific voting instructions from you. A proxy card marked as abstaining with respect to this proposal and any broker non-votes with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote.

Other Items. All other proposals and other business as may properly come before the Annual Meeting require the affirmative vote of a majority of the votes cast, except as otherwise required by statute or our Amended Articles of Incorporation. The Company does not know of any matters to be acted upon at the meeting other than the four (4) matters described in this proxy statement.

Can I revoke or change my vote after I submit my proxy?

Yes. You can revoke or change your vote before the proxy holders vote your shares by timely:

     o giving a revocation to our General Counsel/Secretary in writing, in a verifiable communication or at the Annual Meeting;
     o    returning a later signed and dated proxy card;
     o    entering a new vote by telephone; or
     o    voting in person at the Annual Meeting.


How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder as of the close of business on July 13, 2007, the record date. We may ask you to present valid photo identification to enter the Annual Meeting.

                              CORPORATE GOVERNANCE

We have a long history of good corporate governance practices that has greatly aided our long-term success. The Board of Directors and management have recognized for many years the need for sound corporate governance practices in fulfilling their respective duties and responsibilities to shareholders.

Corporate Governance Guidelines. The Board of Directors has adopted Corporate Governance Guidelines, which provide the framework for the governance of our company. The Board of Directors reviews our Corporate Governance Guidelines at least annually. From time to time, the Board of Directors may revise our Corporate Governance Guidelines to reflect new regulatory requirements and evolving corporate governance practices.

Business Ethics Policy. We have operated under a Business Ethics Policy for many years and are committed to conducting business in an ethical and legal manner throughout the world. Our Business Ethics Policy applies to all of our directors, officers and employees and outlines the broad principles of ethical and legal conduct embraced by Global and it's subsidiaries to guide our business related conduct. Under our Business Ethics Policy, any director or employee who reasonably believes or suspects that Global or any of it's subsidiaries or any director or employee has or is engaging in improper or illegal activities, fraud or activities that appear to be inconsistent with or in violation of the Business Ethics Policy is responsible for reporting such activities. We do not permit retaliation of any kind against any person who, in good faith, reports any known or suspected improper activities pursuant to the Business Ethics Policy.

Our Business Ethics Policy includes additional ethical obligations for our senior financial management (which includes our chief executive officer, our chief financial officer, and the principal financial and accounting personnel in our operating groups and corporate departments). Our senior financial management is responsible for creating and maintaining a culture of high ethical standards throughout our company to ensure the fair and timely reporting of our financial results and financial condition.

Communications with Directors. The Board of Directors has adopted a process by which shareholders and other interested parties may communicate with the non-management directors or the chairperson of any of the committees of the Board of Directors by e-mail or regular mail. You may send communications by e-mail to dhamilton@hamaerotech.com. You may also send communications by regular mail to the attention of the Chairperson, Audit Committee; Chairperson, Compensation Committee; or Chairperson, Nominating and Corporate Governance Committee; or to the non-management directors as a group to the Non-Management Directors, each c/o Corporate Secretary, Global Aircraft Solutions, Inc., 6901
S. Park Ave., Tucson, AZ 85706.

Global's management will review all communications received to determine whether the communication requires immediate action. Management will pass on all communications received, or a summary of such communications, to the appropriate director or directors.

Complaint Procedures for Accounting, Auditing and Financial Related Matters. The Audit Committee has established procedures for receiving, retaining and treating complaints from any source regarding accounting, internal accounting controls and auditing matters. The Audit Committee has also established procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Interested parties may communicate such complaints by following the procedures described under the heading "Communications with Directors," above. Employees may report such complaints by following the procedures outlined in the Business Ethics Policy or the company's Whistleblower Policy. We do not permit any retaliation of any kind against any person who, in good faith, submits a complaint or concern under these procedures.

Independence of Directors. Under our Director Independence Standards as set forth above, 4 of our current 6 directors are independent and both of our two director nominees are independent. In addition, all members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are independent.

Board Committee Charters. The Board of Directors has adopted written charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee reviews and evaluates the adequacy of its charter at least annually and recommends any proposed changes to the Board of Directors for approval.

Availability of Corporate Governance Materials. You may access all committee charters, our Corporate Governance Guidelines, our Director Independence Standards, our Business Ethics Policy, and other corporate governance materials in the "Corporate Governance" section on the "Investor Relations" page of our website at http://www.globalaircraftsolutions.com/. You also may receive copies without charge by writing to us at: Global Aircraft Solutions, Inc., 6901 S. Park Ave., Tucson, AZ 85706 Attention: Investor Relations.


PROPOSAL AND PROXY ITEM NO. 1 -- ELECTION OF DIRECTORS

The Board of Directors of the Company is currently composed of six individuals. At the 2006 Annual Meeting, the shareholders voted to stagger the terms of the Board of Directors so that two of the six Board positions are open for election at each Annual Meeting. Each Board member is elected to serve a three year term which is staggered as previously set forth. The following nominees are independent and there are no family relationships among the director nominees, other directors or executive officers of the Company.

Each of the nominees has agreed to serve if elected. If any nominee declines or is unable to accept such nomination or is unable to serve, an event which we do not expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote in their discretion for any substitute nominee proposed by the Board of Directors unless you indicate otherwise.

The following are the nominees for election at the 2007 Annual Meeting of
Shareholders:

     1) Board of Director Member and Nominee Gordon D. Hamilton is nominated for election at the Annual Meeting for a three (3) year term;
     2) Board of Director Member and Nominee Michael Hannley is nominated for election at the Annual Meeting for a three (3) year term;

Unless otherwise directed by the persons giving proxies, the proxy holders intend to vote all shares for which they hold proxies for the election of Gordon Hamilton and Michael Hannley as Directors.

Information of Director Nominees

Gordon Hamilton, Age 53
-----------------------

Mr. Hamilton has been a Director since September 2000. Gordon is the son of Hamilton Aviation founder, Gordon B. Hamilton, and literally grew up in the aviation business. Mr. Hamilton joined Hamilton Aviation full time as Vice President, Marketing after graduating with honors from the University of Chicago in 1978 with a BA in Tutorial Studies. Gordon became President and Chief Executive Officer of Hamilton Aviation in 1993; a position that he held until 2003.

Michael Hannley, Age 58
-----------------------

Mr. Hannley was appointed as a Director by Consent of Shareholders on July 17, 2007. Mr. Hannley is a local Tucsonan with 35 years of banking experience and is the President and CEO of the Bank of Tucson which he founded in 1996. From August 1986 until December 1995, Mr. Hannley was the Senior Vice President for National Bank of Arizona. From May 1981 until June 1986, Mr. Hannley was employed by Great American Savings, he was the Divisional Vice President beginning in May 1981 and assumed the duties of Senior Vice President Administration in June 1986. Prior to his employment with Great American Savings, Mr. Hannley was employed as the Regional Vice President of Southern Arizona Bank/First Interstate Bank from July 1972 through May 1981.

Mr. Hannley presently serves on the following corporate and community Board of
Directors: Capitol Bancorp Limited (a multi-state bank holding company); University of Arizona Foundation - Vice Chair; Tucson Airport Authority; Bank of Santa Barbara; American Bankers Association; Pima County Trust Fund Board of Trustees; University of Arizona Intercollegiate Athletics Rebounders Board; DM 50; the Assistance League of Tucson, Inc. Community Advisory Committee; University of Arizona Department of Biochemistry and Molecular Biophysics Board of advisors; and Tucson Symphony Women's Association Community Advisory Board. In addition to Mr. Hannley's current service as a Board member of the preceding organizations, he is or was affiliated with the following organizations: 2004 Tucson United Way Campaign Chair; YMCA Youth Foundation; Davis-Monthan's Honarary Squadron Commander Program; University of Arizona Eller College Associates; Tucson Conquistadores Life Member; St. Mary's Hospital Foundation - Past Director; St. Mary's Hospital Centurions Life Member; Tucson General Hospital Past Board Trustee; American Heart Association - Past Director; Southern Arizona Community Foundation - Founding Member; and Tucson Boys Chorus
- Past President. Mr. Hannley is a graduate of Louisianna Tech University and the University of Virginia Graduate School of Banking.


Vote Required and Board Recommendation

Pursuant to the Certificate of Incorporation of the Company, Directors shall be elected by plurality vote. Accordingly, the two (2) director nominees receiving the greatest number of votes will be elected. A proxy card marked as abstaining with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote. Cumulative voting in the election of Directors is not allowed.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR NOMINEE




                            INDEPENDENCE OF DIRECTORS

The Board of Directors has adopted categorical Director Independence Standards to assist the Board of Directors in determining the independence of each director. To be considered independent, the Board of Directors must affirmatively determine that the director has no material relationship with Global Aircraft Solutions, Inc. ("Global"), any of it's wholly subsidiaries, Hamilton Aerospace Technologies, Inc, ("HAT"), World Jet Corporation ("WJ"), Hamilton Aerospace S.A. de C.V ("HATSACV") or Global Aircraft Leasing Partners, LLC ("GALP") in which Global possesses a minority membership interest. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director's commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, and such other criteria as the Board of Directors may determine from time to time. While the company is listed on the OTCBB, the Board believes that the definition of "independence" adopted by the NASDAQ Stock Market (NASDAQ Stock Market Rule
4200) is the appropriate standard by which to measure the independence of board members. The Director Independence Standards is set forth below.


Definition of Independence

The Board of Directors of Global Aircraft Solutions, Inc. has adopted the following Director Independence Standards to assist the Board in determining the independence of a director. To be considered "independent," the Board must affirmatively determine that the director has no material relationship with the Company. In each case, the Board shall broadly consider all relevant facts and circumstances, including the director's commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The Board shall also consider such other criteria as the Board may determine from time to time.

1) In no event will a director be considered "independent" if such director fails to qualify as an "independent director" under Rule 4200 of NASDAQ. In addition, a director will not be independent if, within the preceding three years: (i) the director was employed by the Company; (ii) an immediate family member of the director was employed by the Company; (iii) the director receives, or an immediate family member receives, more than $60,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); (iv) the director was employed by or affiliated with the Company's independent auditor;
(v) an immediate family member of the director was employed as a partner, principal or manager, or employed in any other professional capacity, by the Company's independent auditor; or (vi) a Company executive officer served on the compensation committee of a company which employed the director, or which employed an immediate family member of the director, as an executive officer.

2) In addition to the relationships described in paragraph 1, audit committee members may not (i) directly or indirectly accept any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries or (ii) be an affiliated person of the Company or any of its subsidiaries. Audit committee members may receive directors' fees, in the form of cash, stock, stock units, stock options or other consideration ordinarily available to directors, as well as regular benefits that other directors receive.

3) The following commercial and charitable relationships will not be considered to be material relationships that would impair a director's independence: (i) if a Company director is an executive officer or employee of another company that, during any of the past three years, made payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, is less than $1 million or two percent, whichever is greater, of such other company's annual consolidated gross revenues; (ii) if an immediate family member of a Company director is an executive officer of another company that, during any of the past three years, made payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, is less than $1 million or two percent, whichever is greater, of such other company's annual consolidated gross revenues; (iii) if a Company director, or an immediate family member of such director, is an executive officer of another company which is indebted to the Company in an amount which is less than five percent of such other company's total consolidated assets; and (iv) if a Company director, or an immediate family member of such director, serves as an officer, director or trustee of a foundation, university, charitable or other not for profit organization, and the Company's, or the Company's Foundation's discretionary charitable contributions (the Company's Foundation matching of employee charitable contributions will not be included in the amount of the Foundation's contributions for this purpose) to the organization, in the aggregate, are less than $200,000 or five percent, whichever is greater, of that organization's latest publicly available annual consolidated gross revenues.

4) For relationships not covered by the categorical standards in paragraphs 1 and 3, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the standards set forth in paragraphs 1 and 3. The Company will explain in the next proxy statement the basis for any board determination that a relationship is immaterial despite the fact that it does not meet the categorical standards set forth in paragraphs 1 and/or 3 above.

The Board shall undertake an annual review of the independence of all directors. In advance of the meeting at which this review occurs, each director shall be asked to provide the Board with full information regarding the director's (including immediate family members') business, charitable and other relationships with the Company to enable the Board to evaluate the director's independence.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as "independent". This obligation includes all business, charitable and other relationships between directors (including immediate family members) and the Company and its affiliates.

For purposes of these Director Independence Standards, "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

Application of Independence Standards
-------------------------------------

During the Board of Directors' annual review of director independence, the Board of Directors considers transactions, relationships and arrangements between each director or an immediate family member of the director and Global, HAT, WJ, HATSACV and GALP. The Board of Directors also considers transactions, relationships and arrangements between each director or an immediate family member of the director and either Global, HAT, WJ, HATSACV and GALP senior management.

Early this year, the Board of Directors performed its annual director independence review for 2007. As part of this review, the Board of Directors considered transactions relationships and arrangements between each director or immediate family member of each director of either Global, HAT, World Jet, HAT S.A. de C.V and GALP senior management.

As a result of this review, the Board of Directors determined that 4 of our 6 current directors and director nominees are independent, and all members of the Audit Committee, the Compensation and the Nominating and Corporate Governance Committee are independent. The Board of Directors determined that Mr. Siegel, Mr. Mulcahy, Mr. Hamilton AND Mr. Hannley meet these standards and are independent. Mr. Herman and Mr. Sawyer are not considered to be independent because of their positions as Chairman and Chief Executive Officer of Global and President of Global respectively.

                            Compensation of Directors

The Company has employment agreements with Ian Herman and John Sawyer. Each provides for the payment of a base salary with increases in base salary based upon the company's net profit performance and for bonus and/or stock compensation based on performance. These directors who are also officers and employees of the Company receive no additional pay, compensation or benefits for serving as directors.

Directors Seymour Siegel , Michael Hannley, Lawrence Mulcahy and Gordon Hamilton each receive an annual retainer of $20,000.00, options to purchase 10,000 shares of Company common stock awarded annually on the first date of service and vesting at the conclusion of each year of service at an exercise price equivalent to the market value of the common stock of the Company on the date of issue, a signing bonus of 10,000 shares of Company common stock, and 10,000 shares of Company common stock at the conclusion of each year of service.

If a director who is not an officer or employee of the Company also serves on a committee, that director also receives additional compensation as follows:

Audit Committee            $6,000.00 per annum and $1,000.00 per meeting

Compensation Committee     $4,000.00 per annum and $500.00 per meeting

In addition to the above stated compensation, all directors who are not officers or employees of the Company also receive $1,000 for every scheduled Board of Directors meeting, plus travel and incidental expense reimbursement.


                      Committees of the Board of Directors

The Board of Directors has three standing committees: Audit, Compensation and Nominating/Corporate Governance. The table below indicates the members of each Board committee:

Name                    Audit    Compensation   Nominating/Corporate Governance
----                    -----    ------------   -------------------------------

Ian Herman
Gordon Hamilton         X        Chair          Chair
John Sawyer
Lawrence Mulcahy        X        X              X
Seymour Siegel          Chair    X              X

                                 Audit Committee

The Audit Committee recommends to the Board the firm to be selected each year as independent certified public accountants to the Company and auditors of the Company's financial statements. The Audit Committee also has responsibility for
(i) reviewing the scope and results of the audit with the independent auditors,
(ii) reviewing the Company's financial condition and results of operations with management and the independent auditors, (iii) considering the adequacy of the Company's internal accounting and control procedures and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors. The Audit Committee also reviews, at least once each year, the terms of all material transactions and arrangements between the Company and its affiliates. The members of the Audit Committee are Gordon Hamilton, Lawrence Mulcahy and Seymour Siegel. The Board of Directors has determined that Seymour Siegel satisfies the criteria as the financial expert on the Audit Committee. In addition, the Board of Directors has determined that Gordon D. Hamilton, Seymour Siegel and Lawrence Mulcahy, all members of the Audit Committee, are financially literate. The Audit Committee Report is set forth below. The Audit Committee Charter is attached hereto as Appendix A to this Proxy Statement and is available in print to any shareholder who requests a copy.


                             Audit Committee Report

Global's Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the Company's independent auditors and the Company's financial management and financial reporting procedures. The Audit Committee is comprised entirely of directors who meet the independence, financial experience and other requirements. The Audit Committee operates under a written charter adopted by the Board of Directors and which is attached as Appendix A to this Proxy Statement.

On January 9, 2006, the Audit Committee of the Board of Directors of the Company voted to dismiss Larry O'Donnell, CPA, P.C. as the Company's independent registered public accountant. Larry O'Donnell, CPA, P.C. was notified of the dismissal on January 9, 2006. This dismissal followed the Audit Committee's receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2005. None of the reports of Larry O'Donnell, CPA, P.C. on the Company's financial statements for the fiscal year 2004 or subsequent interim periods in 2005 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports did contain a going concern paragraph. During fiscal years 2004 and 2005 and through January 9, 2006 there have been no disagreements with Larry O'Donnell, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Larry O'Donnell, CPA, P.C. would have caused them to make reference thereto in their reports on the financial statements of the Company for such years.

On January 9, 2006, the Audit Committee of the Board of Directors of the Company engaged Epstein, Weber & Conover, PLC ("EWC") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2005. The decision to engage EWC was made by the Audit Committee of the Board of Directors. Neither the Company nor someone on behalf of the Company consulted with EWC regarding any of the items listed in Item 304(a)(2) of Regulation SB.

Effective January 1, 2007, EWC, combined its practice with Moss Adams LLP ("Moss Adams") and therefore resigned as the independent registered public accounting firm for the Company. According to information provided to the Company, all of the partners of EWC have become partners of Moss Adams. Effective January 19, 2007, the Company engaged Moss Adams to act as the Company's principal independent accountant. The Audit Committee of the Board of Directors of the Company approved the decision to engage Moss Adams.

The reports of EWC on the Company's financial statements for the fiscal year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 2005, and in the subsequent interim periods through January 1, 2007, (1) there were no disagreements with EWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of EWC, would have caused EWC to make reference to the matter in its report and (2) there were no "reportable events" as that term is defined in
Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

During the fiscal year ended December 31, 2005, and during all subsequent periods through January 19, 2007, the Company did not consult Moss Adams regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304.

The Company requested that EWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter, dated January 9, 2007, is filed as Exhibit 99.1 to the report on Form 8-K filed January 11, 2007.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company voted to dismiss Moss Adams, LLP as the Company's independent registered public accountant. Moss Adams, LLP was notified of the dismissal on July 2, 2007. This dismissal followed the Audit Committee's search and receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2007 and to begin a review of the Company's interim financial statements on Form 10-Q beginning with the quarter ending June 30, 2007. None of the reports of Moss Adams, LLP on the Company's financial statements for the year ended December 31, 2006 or the subsequent interim period through July 2, 2007 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Since the retention of Moss Adams, LLP on January 19, 2007, and through July 2, 2007 there have been no disagreements with Moss Adams, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure involving Moss Adams' audit of the Company's consolidated financial statements on Form 10-K for the fiscal year ended December 31, 2006 or a review of the Company's financial statements on Form 10-Q for the quarter ended March 31, 2007, which disagreements if not resolved to the satisfaction of Moss Adams, LLP would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. Except as stated below with respect to Jetglobal, LLC there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

Management of the Company and the Company's independent registered public accountants through July 2, 2007, Moss Adams LLP, determined a material weakness associated with its accounting for Jetglobal, LLC. The material weakness is related to lack of sufficient control over the accounting and financial reporting relative to the equity accounting for it 30% owned investee, Jetglobal, LLC. The Company had previously had no access to financial data of this entity and did not receive data from the joint venture partner, which resulted in a lack of control to detect errors should they occur and untimely preparation of the financial statements.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company engaged Daszkal Bolton, LLP ("DB") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ending December 31, 2007 as well as reviewing all interim financial filings beginning with the quarter ending June 30, 2007. The decision to engage DB was made by the Audit Committee of the Board of Directors. Neither the Company nor someone on behalf of the Company consulted with DB regarding any of the items listed in Item 304(a)(1)(v) of Regulation S-K.

The Company's management has responsibility for preparing the Company's financial statements and are responsible for auditing those financial statements. In this context, the Audit Committee has met with management, EWC and Moss Adams, LLP to review and discuss the Company's audited financial statements. The Audit Committee discussed with Company management the critical accounting policies applied by the Company in the preparation of its financial statements. These policies arise in conjunction with: revenue recognition; goodwill valuations; income tax expense and accruals and stock compensation expense. The Company's management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with EWC and Moss Adams, LLP the matters required to be discussed by the Statement on Auditing Standards No.61 (Communications with Audit Committees) and the Sarbanes-Oxey Act of 2002, and had the opportunity to ask EWC and Moss Adams, LLP questions relating to such matters. The discussions included the quality, and not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures in the financial statements, The Audit Committee also discussed with Company management the process for certifications by the Company's Chief Executive Officer and Chief Financial Officer, which is required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Securities and Exchange Commission.

The Audit Committee reviewed with the Company's internal and independent auditors the overall scope and plans for their respective audits for fiscal year 2006. The Audit Committee also received regular updates from the Company's independent auditor on internal control and business risks. The Audit Committee meets with the internal and independent auditors with and without management present, to discuss their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also meets with the Company's General Counsel, with and without management present, to discuss the Company's compliance with laws and regulations.

The Audit Committee reviewed and discussed with EWC and Moss Adams, LLP their independence and, as part of that review, received the written disclosures and letter required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees) and by all relevant professional and regulatory standards relating to EWC's and Moss Adams, LLP's independence from the Company. The Audit Committee also reviewed and pre-approved all fees paid to the independent auditors. These fees are described in the next section of this Proxy Statement. The Audit Committee also considered whether EWC's and Moss Adams, LLP's provision of non-audit services to the Company was compatible with the auditors' independence. The Audit Committee concluded that the independent auditors, EWC and Moss Adams, LLP, are independent from the Company and it's management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission. Since EWC was purchased by and merged into Moss Adams, LLP, the Audit Committee retained Moss Adams, LLP as the Company's independent auditors for the fiscal year 2006, and the Audit Committee and the Board have recommended that shareholders ratify the appointment of Moss Adams, LLP as the Company's independent auditors for the fiscal year 2006 through July 2, 2007.

The Company, under the supervision and with the participation of its management, including the Chief Executive Officer/Chief Financial Officer, evaluated the effectiveness of the design and operation of the Company's "disclosure controls and procedures"(as defined in rule 13a-15(e) under the Securities Exchange Act) as of the end of the period covered by this report. Based on that evaluation, the Chief Executive/Chief Financial Officer concluded that, except for the material weakness associated with the financial reporting for Jetglobal, LLC as set forth below, the Company's disclosure controls and procedures are effective in timely making known material information relating the Company and the Company's consolidated subsidiaries required to be disclosed in the Company's reports filed or submitted under the Exchange Act. Other than management implementing changes to address the material weakness in financial reporting for Jetglobal, LLC, there has been no change in the Company's internal control over financial reporting during the year ended December 31, 2006 that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

Management and Company's former independent registered public accountants, Moss Adams, LLP, have determined a material weakness associated with Jetglobal, LLC in its internal controls. The material weakness is related to lack of sufficient control over the accounting and financial reporting relative to the equity accounting for it's 30% owned investee, Jetglobal, LLC. Management of the Company has informed the Audit Committee that it is in the process of changing procedures to correct this weakness. The Company is implementing a new procedure, which gives the Company's management full access to Jetglobal's accounting records and transaction processing.

In accordance with the new procedure, the management of the Company has prepared financial reporting and accounting for Jetglobal. Our auditors for fiscal 2006, Moss Adams, LLP, have reviewed and approved these financial reports.

                               The Audit Committee

                               Gordon D. Hamilton
                                Lawrence Mulcahy
                             Seymour Siegel - Chair



                            Audit and Non-Audit Fees

The following table represent aggregate fees billed to the Company for the years ended December 31, 2005 and 2006 by Larry O'Donnell, CPA, P.C., the company's former principal independent registered public accounting firm for fiscal 2005, and by Moss Adams, LLP(formerly Epstein, Weber & Conover, PLC "EWC") the Company's principal independent registered public accounting firm for year ended December 31, 2006 through July 2, 2007 as well as fees billed to the Company by Moss Adams, LLP who purchased EWC in January 2007 and conducted the audit of the Company's financial statements for fiscal year ending December 31, 2006.

                                           Year Ended December 31,
                                             2006          2005
                                             ----          ----
               Audit Fees                  $ 63,020      $ 15,850
               Audit-related Fees (a)        25,305         4,600
               Tax Fees (b)                   7,830         1,000
               All Other Fees (c)               685         5,250
                                           --------      --------
                  Total Fees (d)           $ 96,840      $ 26,700
                                           ========      ========


(a) Primarily audit services for acquisitions and review services

(b) Primarily tax returns, advice and planning

(c) Primarily advisory services relating to compliance with reporting requirements

(d) All fees have been approved by the Audit Committee. All work was performed by the principal accounting firm's full-time permanent employees.

The Audit Committee has considered whether performance of services other than audit services is compatible with maintaining the independence of Epstein, Weber & Conover, PLC and Moss Adams, LLP.

In 2004, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services provided to the Company by EWC and Moss Adams, L.L.P., the Company's former independent registered public accounting firm and Daszkal Bolton, LLP the recently appointed new independent auditor for the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Committee.

                             Compensation Committee

The Compensation Committee reviews key employee compensation policies, plans, and programs; monitors performance and compensation of Company officers and other key employees; prepares recommendations and periodic reports to the Board concerning such matters; and administers the Company's various compensation plans. The members of the Compensation Committee are Gordon Hamilton, Lawrence Mulcahy and Seymour Siegel.

Compensation Committee Report

There are three main compensation components for executive officers of the
Company: (1) base salary; (2) bonuses paid; and (3) stock or incentive or non-qualified stock options granted under the Company's (i) 2002 Compensatory Stock Option Plan; or (ii) 2003 Employee Stock Compensation Plan. The Compensation Committee oversees these compensation and stock based programs. The Board approves all compensation actions regarding the Chief Executive Officer ("CEO") and all other executive officers. The Committee is composed entirely of independent members of the Board. In consideration of the fact that there remain a limited number of shares of common stock that can be awarded to officers and employees of the Company from the 2003 Employee Stock Compensation Plan, the Compensation Committee recommended and the Board has approved a new stock compensation plan through which the Company can continue to reward officers and employees with an equity interest in the Company. This new stock compensation plan is the 2007 Stock Compensation Plan set forth in Proposal 4 for approval by the shareholders.

Base salaries of executive officers are initially set, and from time to time adjusted, to be competitive with those being paid by other area and industry companies to attract executives with comparable responsibilities and experience. The Compensation Committee of the Board of Directors normally recommends, and the Board determines, the base salary of each executive officer of the Company. The Board will be working with outside, independent consultants in establishing the compensation and equity-based programs provided to the CEO, other executive officers and employees of the Company.

Executive officers are eligible to receive increases in base salary based upon the Company's net profit performance and annual cash bonuses based upon the executives individual performance. The Executive Officer's performance is subject to an evaluation process that involves objective as well as subjective criteria.

Based on these criteria, the Company awarded the following bonuses to executive officers in the year ended December 31, 2006:

     1)   John B. Sawyer - $80,000.00
     2)   Ian Herman -     $40,000.00

Executives generally receive the same healthcare benefits as other employees. Medical benefits are the same for all participants in the Company's health care program.

Executive compensation for fiscal 2006 has been paid as set forth in the Executive Compensation Table at page 19 of this Proxy Statement and in accordance with the Employments Agreements described at page 21 of this Proxy Statement.

Effective January 1, 2007, Mr. Sawyer's signed a new three (3) year employment agreement with the Company. Mr. Sawyer's base salary is $340,000.00 per annum and shall be reviewed by management on an annual basis to ascertain if any upward adjustment in base salary is in order. In addition to the base salary, Mr. Sawyer shall receive 125,000 shares of Company common stock at the conclusion of each year of service. Mr. Sawyer shall also be entitled to discretionary cash or stock bonuses as may be determined and awarded by the Board of Directors as well as all other health and welfare benefits generally afforded to other executives of the Company. Prior to setting Mr. Sawyer's new compensation, we compiled additional market compensation information for presidents of similarly situated companies. We discovered that the median amount of salary, annual cash incentive compensation, long-term incentive compensation and total direct compensation paid to presidents at: (a) the peer companies was in excess of $1,000,000. Using this information, we established an appropriate compensation package for Mr. Sawyer.

The employment agreement of CEO Ian Herman technically expired as of July 2006, but under the terms of Mr. Herman's employment agreement, the same will remain in effect under the most recent terms and conditions until a new employment agreement is negotiated. Mr. Herman's current based salary is $150,967.00. The Compensation Committee is currently engaged in analysis and discussions regarding the employment agreement of Mr. Herman. The Committee anticipates that a determination will be made with respect to Mr. Herman's employment agreement within the next 90 days.

The foregoing report is provided by the Compensation Committee of the Board of Directors, consisting of Gordon Hamilton, Lawrence Mulcahy and Seymour Siegel.


                      COMPENSATION DISCUSSION AND ANALYSIS

     Objectives. We design our compensation programs to maintain a performance and achievement-oriented environment throughout our company. We also design our compensation programs to attract, hire, retain and motivate talented and skilled individuals at all levels of our company. We have designed our executive compensation program with these same goals in mind.

     Generally, we want to pay our executives compensation that is competitive in the marketplace. We review the median compensation paid to executives at other comparable aviation companies. We use this information as a starting point to set compensation levels for our executives. When setting compensation levels, we also take into account other factors such as the level of responsibility of the executive, the performance of the executive, the experience and tenure of the executive, the compensation of the executive compared to the compensation of other key salaried employees, and the performance of our company and our business units. In order to build a viable and commercially competitive company, our executive officers have historically agreed to accept less than the market rate for executives at similar companies.

Since our stock is traded on the OTCBB which does not define director independence nor provide for corporate governance standards, the Company has elected to adopt corporate governance and independence standards in accordance with the standards promulgated by NASDAQ

     The Compensation Committee. The Compensation Committee assists our Board of Directors in fulfilling our Board's oversight responsibilities to administer our executive compensation program and each member of the Committee is independent as defined in the corporate governance listing standards of the NASDAQ and our director independence standards.

     The Committee reports to the Board of Directors on all compensation matters regarding our executives and other key salaried employees. The Committee annually reviews and approves the compensation (including annual base salary, annual cash incentive compensation, long-term incentive compensation and other employee benefits) for our executives and other key salaried employees. You may learn more about the Committee's responsibilities by reading the Committee's Charter, which is available in the "Corporate Governance" section on the "Investor Relations" page of our website at www.globalaircraftsolutions.com. We have also included additional information about the Committee, including the role of compensation consultants and our executives in the compensation setting process, under the heading "Board Meetings and Committee Membership -- Compensation Committee."


Components of Compensation. The major components of our executive compensation program are the following:

     o Competitive base salaries which reflect, in part, individual performance;

     o Additional annual cash incentive compensation based on the achievement of financial and other performance goals;

     o Stock-based incentive compensation through the granting of stock options and performance-based restricted and S-8 stock; and

     o    Other employee benefits, including perquisites.

The 2006 Summary Compensation Table sets forth amounts for these components that we paid to our Chairman and Chief Executive Officer, our President, our Chief Financial Officer and our three other highest paid executives for 2006. We refer to these executives as our named executives.

We compensate our executives principally by using a combination of short-term compensation (salary and annual cash incentive compensation) and long-term compensation (stock options, restricted stock and S-8 Stock). We determine the mix of short-term and long-term compensation by using market compensation information. Accordingly, we do not have a specific policy for the allocation of compensation between short-term and long-term compensation or cash and equity compensation. We tie our annual cash incentive compensation and long-term incentive compensation to the achievement of performance goals or to the value of our common stock. We believe it is important that a portion of our executives' incentive compensation is dependent upon the price of our common stock in order to align the interests of our executives with the interests of our shareholders. However, since the price of our common stock is subject to some factors outside of the control of our company and our executives, we believe it is also important that a portion of an executive's incentive compensation be tied to performance goals relating to the operations of our company. We select performance goals that we believe help to drive our business and create value for our shareholders.

Our Starting Point. We offer our executives annual base salaries, annual cash incentive compensation, long-term incentive compensation and other employee benefits that are intended to be competitive with those offered at similar aviation repair, maintenance, modification and sales companies. We review compensation paid at these companies because their business activities make them most comparable to us. Most of our direct competitors are larger companies, so we use their executive compensation figures as a starting point and then adjust downward for size. We also believe these companies likely compete with us for executive talent. These companies change from time to time. We may also use general compensation surveys sponsored by nationally recognized compensation consulting firms to assist us in making compensation decisions.

These peer companies included:

AAR

TIMCO

Tramco


Use of Total Compensation Evaluations. When approving changes in compensation for our named executives, we also prepare Total Compensation Evaluations for each executive. These Evaluations set forth the dollar amounts of all components of each named executive's current compensation, including salary, annual cash incentive compensation, long-term incentive compensation, retirement and savings programs, health and welfare programs and other executive benefits, including perquisites. These Evaluations allow the Committee and management to review how a change in the amount of each compensation component affects each named executive's total compensation and to review each named executive's total compensation in the aggregate. Based upon the review of the Evaluations, the Committee determined the total compensation, in the aggregate, for our named executives to be reasonable and not excessive.

Base Salary. We pay salaries to our employees to provide them with a base compensation for the day-to-day performance of their job responsibilities. We assign pay grades to salaried positions at our company. Each pay grade has a salary range. When assigning a pay grade for an executive position, we review the salary range against size-adjusted median base salaries at the peer companies based upon the position and level of responsibility. The midpoint of the range generally approximates size-adjusted the median salary paid for an equivalent position at the peer companies. The Committee reviews salary grades for our executives annually and makes adjustments to these grades as deemed necessary or appropriate to maintain competitiveness. Once we determine a range, we set salary levels within the range based upon other factors, including the executive's performance, experience and tenure in his particular position.


Annual salary increases are based on the overall annual salary budget guidelines for our company and an evaluation of the executive's performance. As part of our annual budget process, we review our overall salary structure to ensure that it remains competitive. Each executive undergoes a performance review. The executive's performance for the prior year is reviewed by his direct supervisor or, with respect to the performance of the Chairman and Chief Executive Officer, the President and Chief Financial Officer and by the Committee. The Committee reviews and approves the base salary of each executive annually and at other times in connection with any promotion or other change in responsibility.


                                       2006 SUMMARY COMPENSATION TABLE

                                                                                Change in
                                                                                 Pension
                                                                                Value and
                                                                 Non-equity   Non-qualified
                                                                 Incentive      Deferred
Name and                                     Stock    Option       Plan       Compensation    All Other
Principal                 Salary    Bonus    Awards   Awards    Compensation     Earnings    Compensation     Total
Position          Year      $         $        $        $            $              $             $             $
--------------------------------------------------------------------------------------------------------------------

Ian Herman,       2006    150,967   40,000                                                       5,000       195,967
Chairman & CEO

Govindarajan      2006     84,523   20,000   59,375                                             27,485       188,898
Sankar, CFO*

John B Sawyer,    2006    237,500   80,000                                                      25,000       342,500
President & COO

Phil Watkins      2006    117,731   10,000   24,000                                                          151,731
COO @ World Jet

Alan Abate, Sr.   2006    124,077   12,500                                                                   136,577
VP
Administration
@ Hamilton

David Querio,     2006    117,653   12,500                                                       5,000       134,153
COO Maintenance
@ Hamilton

*Assumed position June 1, 2006, annual salary $150,000. Mr. Sankar resigned in May 2007 (Prior to Mr. Sankar, Ian
Herman served jointly as CEO and CFO).


                                       16

                                 OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                            Individual Grants

(a)                   (b)                    (c)                     (d)                 (e)

Name                  Number of Securities   % of Total              Exercise or Base    Expiration Date
                      Underlying             Options/SAR's Granted   Price ($/Sh)
                      Options/SAR's Granted  to Employees in
                                             Fiscal Year
----                  --------------------   ---------------------   ----------------    ---------------

Seymour Siegel        10,000                 33.3                    $1.03               8/24/2011

Alfredo Mason         10,000                 33.3                    $1.03               8/24/2011

Lawrence Mulcahy      10,000                 33.3                    $1.03               8/24/2011



  AGGREGATED OPTION'SAR EXERCISES IN LAST FISCAL YEAR and FISCALYEAR-END OPTION/SAR VALUES

(a)                  (b)                  (c)                  (d)              (e)

Name                 Shares Acquired on   Value Realized ($)   Exercisable      Unexercisable
                     Exercise
----                 ------------------   ------------------   -----------      -------------

Ian Herman           None                 N/A                   133,334         N/A

John B. Sawyer       None                 N/A                   766,666         N/A

Seymour Siegel       None                 N/A                    10,000         N/A

Alfredo Mason        None                 N/A                    10,000         N/A

Lawrence Mulcahy     None                 N/A                    10,000         N/A


2002 Compensatory Stock Option Plan
-----------------------------------

Global has adopted the 2002 Compensatory Stock Option Plan for officers, employees, directors and advisors (the "2002 CSO Plan"). The shareholders have not yet approved this plan however, under our by-laws the directors are empowered to issue options and shares under the plan. Global has reserved a maximum of 3,000,000 Common Shares to be issued upon the exercise of options granted under the 2002 CSO Plan. The 2002 CSO Plan will not qualify as an "incentive stock option" plan under Section 422A of the Internal Revenue Code of 1986, as amended. The Board of Directors or other plan administrator will grant options under the 2002 CSO Plan at exercise prices to be determined. With respect to options granted pursuant to the 2002 CSO Plan, optionees will not recognize taxable income upon the grant of options granted at or in excess of fair market value. Global will be entitled to a compensating deduction (which it must expense) in an amount equal to any taxable income realized by an optionee as a result of exercising the option. The Board of Directors administers the 2002 CSO Plan. Options to purchase an aggregate of 1,035,000 shares of Global common stock have been granted under the 2002 CSO Plan Options to purchase 930,000 shares were outstanding at December 31, 2006.

2003 Employee Stock Compensation Plan

Global has adopted the 2003 Employee Stock Compensation Plan for officers, employees, directors and advisors (the "2002 ESC Plan"). Global has reserved a maximum of 5,000,000 Common Shares to be issued upon the grant of awards under the ESC Plan. Employees will recognize taxable income upon the grant of Common Stock equal to the fair market value of the Common Stock on the date of the grant and Global will recognize a compensating deduction at such time. The Board of Directors administers the ESC Plan. 4,657,000 shares of Common Stock available under the ESC Plan have been awarded and 4,657,500 shares had been issued at December 31, 2006.

Employment Agreements

Ian Herman
----------

The Company has an employment agreement with Ian Herman that provides that he shall serve as Chairman of the Board of Directors and Chief Executive Officer of the Company until July 21 2006, subject to successive one-year extensions, at the election of the Company and Mr. Herman, in the event that the Board of Directors fails to give him written notice, on or before July 21 2006, of its intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Mr. Herman at a base salary of not to exceed $150,000.00 per year plus employee benefits and has agreed to indemnify him against certain losses. Mr. Herman is entitled to an increase in base salary based upon the performance of the Company. In the event the Company's net profit equals at least $1,000,000.00, Mr. Herman's base salary shall be increased not to exceed $200,000.00 for such annual period and in the event the Company's annual net profit is greater than $1,000,000.00, the base salary shall increase up to $250,000.00, with such increase not to exceed 5% of all net profit in excess of $1,000,000.00. Mr. Herman may also be entitled to an annual discretionary bonus as determined by the Company's board of directors. Although the employment agreement of CEO Ian Herman technically expired as of July 2006, under the terms of Mr. Herman's employment agreement as stated above, the same will remain in effect under the most recent terms and conditions until a new employment agreement is negotiated. Mr. Herman's base salary is currently $150,967.00 per annum. The Compensation Committee is currently engaged in analysis and discussions to regarding the employment agreement of Mr. Herman. The Committee anticipates that a determination will be made with respect to Mr. Herman's employment agreement within the next 90 days.

John Sawyer
-----------

On January 1, 2007, the Company entered into a new employment agreement with John Sawyer that provided that he would serve as President and Chief Operating Officer of the Company until December 31, 2010, subject to successive one-year extensions, at the election of the Company and Mr. Sawyer, in the event that the Company failed to give him written notice, on or before December 31, 2010 of the Company's intent not to renew the agreement or to renew on different terms. Pursuant to this agreement, the Company agreed to compensate Mr. Sawyer at a base salary not to exceed $340,000.00 per year plus employee benefits and, agreed to indemnify him against certain losses. In addition to the base salary, Mr. Sawyer shall receive 125,000 shares of Company common stock at the conclusion of each year of service. Mr. Sawyer shall also be entitled to discretionary cash or stock bonuses as may be determined and awarded by the Board of Directors as well as all other health and welfare benefits generally afforded to other executives of the Company. Prior to setting Mr. Sawyer's new compensation, we compiled additional market compensation information for presidents of similarly situated companies. We discovered that the median amount of salary, annual cash incentive compensation, long-term incentive compensation and total direct compensation paid to presidents at: (a) the peer companies was in excess of $1,000,000. Using this information, we established an appropriate compensation package for Mr. Sawyer.

Each of these employment agreements is terminable by the Company with or without cause and by the named executive officer upon the occurrence of certain events, including a change in control of the Company, and a change in the named executive officer's responsibilities.

PROPOSAL AND PROXY ITEM NO. 2 -- RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2006 THROUGH JULY 2, 2007.

On January 9, 2006, the Audit Committee of the Board of Directors of the Company engaged Epstein, Weber & Conover, PLC ("EWC") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2005. The decision to engage EWC was made by the Audit Committee of the Board of Directors. Neither the Company nor someone on behalf of the Company consulted with EWC regarding any of the items listed in Item 304(a)(2) of Regulation SB.

Effective January 1, 2007, EWC, combined its practice with Moss Adams LLP ("Moss Adams") and therefore resigned as the independent registered public accounting firm for the Company. According to information provided to the Company, all of the partners of EWC have become partners of Moss Adams. Effective January 19, 2007, the Company engaged Moss Adams to act as the Company's principal independent accountant. The Audit Committee of the Board of Directors of the Company approved the decision to engage Moss Adams.

The reports of EWC on the Company's financial statements for the fiscal year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 2005, and in the subsequent interim periods through January 1, 2007, (1) there were no disagreements with EWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of EWC, would have caused EWC to make reference to the matter in its report and (2) there were no "reportable events" as that term is defined in
Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

During the fiscal year ended December 31, 2005, and during all subsequent periods through January 19, 2007, the Company did not consult Moss Adams regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304.

The Company requested that EWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter, dated January 9, 2007, is filed as Exhibit 99.1 to the report on Form 8-K filed January 11, 2007.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company voted to dismiss Moss Adams, LLP as the Company's independent registered public accountant. Moss Adams, LLP was notified of the dismissal on July 2, 2007. This dismissal followed the Audit Committee's search and receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2007 and to begin a review of the Company's interim financial statements on Form 10-Q beginning with the quarter ending June 30, 2007. None of the reports of Moss Adams, LLP on the Company's financial statements for the year ended December 31, 2006 or the subsequent interim period through July 2, 2007 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Since the retention of Moss Adams, LLP on January 19, 2007, and through July 2, 2007 there have been no disagreements with Moss Adams, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure involving Moss Adams' audit of the Company's consolidated financial statements on Form 10-K for the fiscal year ended December 31, 2006 or a review of the Company's financial statements on Form 10-Q for the quarter ended March 31, 2007, which disagreements if not resolved to the satisfaction of Moss Adams, LLP would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. Except as stated below with respect to Jetglobal, LLC there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

Management of the Company and the Company's independent registered public accountants through July 2, 2007, Moss Adams LLP, determined a material weakness associated with its accounting for Jetglobal, LLC. The material weakness is related to lack of sufficient control over the accounting and financial reporting relative to the equity accounting for it 30% owned investee, Jetglobal, LLC. The Company had previously had no access to financial data of this entity and did not receive data from the joint venture partner, which resulted in a lack of control to detect errors should they occur and untimely preparation of the financial statements.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company engaged Daszkal Bolton, LLP ("DB") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ending December 31, 2007 as well as reviewing all interim financial filings beginning with the quarter ending June 30, 2007.

At the meeting for which proxies are being solicited, the Company will ask stockholders to ratify the Board's appointment of Moss Adams, LLP as the independent registered public accounting firm of the Company for fiscal year 2006 and through July 2, 2007.

No representatives of Moss Adams, LLP are expected to be present at the Annual Meeting.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for ratification of Moss Adams, LLP as Global's independent registered public accounting firm for fiscal year 2006 through July 2, 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF MOSS ADAMS, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006 THROUGH JULY 2, 2007.


PROPOSAL AND PROXY ITEM NO. 3 -- RATIFICATION OF THE APPOINTMENT OF DASZKAL BOLTON, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY AS OF JULY 2, 2007.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company voted to dismiss Moss Adams, LLP as the Company's independent registered public accountant. Moss Adams, LLP was notified of the dismissal on July 2, 2007. This dismissal followed the Audit Committee's search and receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2007 and to begin a review of the Company's interim financial statements on Form 10-Q beginning with the quarter ending June 30, 2007. None of the reports of Moss Adams, LLP on the Registrant's financial statements for the year ended December 31, 2006 or the subsequent interim period through the date of this filing contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Since the retention of Moss Adams, LLP on January 19, 2007, and through July 2, 2007 there have been no disagreements with Moss Adams, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure involving Moss Adams' audit of the Company's consolidated financial statements on Form 10-K for the fiscal year ended December 31, 2006 or a review of the Company's financial statements on Form 10-Q for the quarter ended March 31, 2007, which disagreements if not resolved to the satisfaction of Moss Adams, LLP would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. Except as stated below with respect to Jetglobal, LLC there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

Management of the Company and the Company's independent registered public accountants through July 2, 2007, Moss Adams LLP, determined a material weakness associated with its accounting for Jetglobal, LLC. The material weakness is related to lack of sufficient control over the accounting and financial reporting relative to the equity accounting for it 30% owned investee, Jetglobal, LLC. The Company had previously had no access to financial data of this entity and did not receive data from the joint venture partner, which resulted in a lack of control to detect errors should they occur and untimely preparation of the financial statements.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company engaged Daszkal Bolton, LLP ("DB") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ending December 31, 2007 as well as reviewing all interim financial filings beginning with the quarter ending June 30, 2007. The decision to engage DB was made by the Audit Committee of the Board of Directors. Neither the Company nor someone on behalf of the Company consulted with DB regarding any of the items listed in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that DB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter, dated July 2, 2007, is filed as Exhibit 16.1 to the report on Form 8-K filed July 8, 2007.

At the meeting for which proxies are being solicited, the Company will ask stockholders to ratify the Board's appointment of Daszkal Bolton, LLP as the new independent registered public accounting firm of the Company for as of July 2, 2007.

No representatives of Daszkal Bolton, LLP are expected to be present at the Annual Meeting.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for ratification of Daszkal Bolton, LLP as Global's new independent registered public accounting firm as of July 2, 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DASZKAL BOLTON, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS OF JULY 2, 2007.


PROPOSAL AND PROXY ITEM NO. 4 -- APPROVAL OF THE 2007 STOCK COMPENSATION PLAN

At the meeting, the shareholders will be requested to approve Global Aircraft Solutions, Inc. 2007 Stock Compensation Plan (the "Stock Plan"). The Company's 2003 Employee Stock Compensation Plan will expire because only 132,500 shares of Company common stock remain to be issued from this plan, and the Board of Directors recommends approval of the new 2007 Stock Compensation Plan to allow the Company to continue to attract the best available officers and employees and provide an incentive for employees to use their best efforts on the Company's behalf. The Company has 100,000,000 shares of common stock authorized of which 40,061,301 are currently issued and outstanding and the 2007 Stock Compensation Plan will be authorized to issue up to a maximum of 3,000,000 shares of Company common stock for it's intended purpose. For these reasons, the Board has unanimously adopted resolutions approving, and recommending to the shareholders for their approval, the 2007 Stock Compensation Plan. A copy of the 2007 Stock Compensation Plan is attached hereto as Appendix B and may be obtained upon written request to the Company.

Description of the Plan

General. This 2007 Stock Compensation Plan ("Plan") is intended to further the growth and advance the best interests of GLOBAL AIRCRAFT SOLUTIONS, Inc., a Nevada corporation (the "Company"), and Affiliated Corporations, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common Stock. It is intended that all Company Common Stock subject to this Plan will be registered as S-8 stock.

Effective Date of the Plan. The effective date of this Plan is September 1, 2007. No Plan Shares may be issued after August 31, 2017.

Administration of the Plan. The Compensation Committee of the Board of Directors ("Committee"), and in default of the appointment or continued existence of such Committee, the Board of Directors will be responsible for the administration of this Plan, and will have sole power to award Common Shares under this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of this Plan. Awards of Plan Shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an Employee as herein provided. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive.

Stock Subject to the Plan. The maximum number of Plan Shares which may be awarded under this Plan is 3,000,000 shares.

Persons Eligible for Plan Awards. Awards may be granted only to Consultants and Employees (as herein defined).

Definitions of Persons Eligible for Plan Awards:

     "Consultant" means (i) natural persons (except an Employee) engaged by the Company, Subsidiary or an Affiliated Corporation as a consultant, advisor or agent; and (ii) a lawyer or accountant or other professional engaged by the Company, Subsidiary or an Affiliated Corporation

     "Employee" means and includes the following persons: (i) executive officers, officers and directors (including advisory and other special directors) of the Company, Subsidiary or an Affiliated Corporation; and
     (ii) full-time employees of the Company, Subsidiary or an Affiliated Corporation.

Grant or Award of Plan Shares.

     (a) Any grant or award of Plan Shares to an Employee shall include a vesting period of not less than one (1) year. After the Committee determines that it will offer a grant or award of Plan Shares, it will advise the grantee or awardee in writing, by means of a grant or award agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Plan Shares that the grantee or awardee shall be entitled to receive and, if applicable, the time within which the grantee or awardee must accept the offer. The offer shall be accepted by execution of a grant or award agreement in the manner determined by the Committee. A grant to a Consultant or Employee may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law; Plan Shares awarded other than for services rendered shall be sold at not less than the fair value thereof on the date of grant. No grant will be made if, in the judgment of the Committee, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.

     (b) Unless the Committee determines otherwise, any grant or award agreement with an Employee shall provide for the forfeiture of the non-vested Plan Shares underlying such grant or award agreement upon the grantee or awardee ceasing to be an Employee.

     (c) No grant or award of Plan Shares shall be for a fraction of a share.

     (d) Any grant or award of Plan Shares shall result in a decrease in the number of Plan Shares which thereafter may be available for purposes of the Plan.

     (e) No grant or award of Plan Shares shall have any preemptive rights attached thereto.

     (f) Disability of Grantee or Awardee. In the event that a Grantee or Awardee suffers a permanent disability (i.e. inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Awardee shall be entitled to those stock awards from the Plan that would have vested within the twelve (12) month period of such disability.

     (g) Death of Grantee or Awardee. In the event of death of the Grantee or Awardee, the Grantee's or Awardee's estate shall be entitled to receive any Plan Shares awarded to the Grantee or Awardee that would have vested to the Grantee or Awarded within twelve (12) months from the date of death of the Grantee or Awardee should the Grantee or Awardee continued living and remained employed by the Company.

Since the number of Consultants (including legal and accounting professionals) engaged by the Company may vary depending on the needs of the Company and the issuance of Company common stock to such Consultants will vary depending on the nature and negotiated retention of such services, the benefits and amount of Plan Shares that will be awarded to Consultants are not determinable.

Plan awards to Employees will be determined by the Compensation Committee as set forth under the heading Administration of the Plan. Because awards under the Plan are based on performance and subject to the discretion of the Compensation Committee, the benefits and amount of Plan Shares that will be awarded to Employees are not determinable.

Any grants or awards of Plan Shares will dilute the ownership interests of any current shareholders of the Company's Common Stock.

Adjustments to Shares Subject to the Plan.

     (a) The shares of Common Stock subject to this Plan are shares of the Common Stock of the Company as currently constituted. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

     (b) Except as expressly provided above, the Company's issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.

     (c) In the event of a proposed dissolution or liquidation of the Company, the Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation or other entity, each Award shall be assumed or an equivalent award shall be substituted by such successor corporation or entity or a parent or subsidiary of such successor corporation or entity, unless such successor corporation or entity does not agree to assume the Award or to substitute an equivalent award, in which case the Board shall, in lieu of such assumption or substitution, provide for the Awardee or Grantee to have the right to own the Award notwithstanding any vesting constraints.

Reservation of Shares. The stock subject to this Plan shall, at all times, consist of authorized but unissued Common Shares, or previously issued shares of Common Stock reacquired or held by the Company or an Affiliated Corporation equal to the maximum number of shares the Company may be required to issue as stated in Section 5 of this Plan, and such number of Common Shares hereby is reserved for such purpose.

Withholding of Taxes. If subject to withholding tax, the Company or any Affiliated Corporation may require that the Consultant or Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated Corporation is required to withhold by reason of granting Plan Shares, in such amount as the Company or Affiliated Corporation in its discretion may determine. In lieu of part or all of any such payment, the Employee may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations. If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of Plan Shares, and the Employee fails to provide the Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Consultant or Employee (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of the award of Plan Shares.

Amendment and Termination of the Plan. The Committee may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Committee shall have absolute discretion to amend this Plan, subject only to those limitations expressly set forth herein; however, the Committee shall have no authority to extend the term of this Plan, to increase the number of Plan Shares subject to award under this Plan or to amend the definition of "Employee" herein.

Federal Income Tax Consequences Relating to the 2007 Stock Plan. The federal income tax consequences to the Company and its employees of awards under the Stock Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Stock Plan. Recipients of awards under the Stock Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Stock Plan (e.g., if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.

The recipient's basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Stock Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held from more than one year at the time of their disposition.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

A copy of the 2007 Stock Compensation Plan is attached hereto as Appendix B.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the 2007 Stock Compensation Plan. To approve the 2007 Stock Compensation Plan, the proposal must receive the affirmative vote of a majority of the votes cast. If no instructions are specified with respect to Proposal 4, no vote will be cast for this item. Your broker will only be able to vote your shares on Proposal 4 if the Broker receives specific voting instructions from you. A proxy card marked as abstaining with respect to this proposal and any broker non-votes with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 2007 STOCK COMPENSATION PLAN.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth, as of July 13, 2007, the stock ownership of each officer and director of Global, of all officers and directors of Global as a group, and of each person known by Global to be a beneficial owner of 5% or more of its Common Stock, $.001 par value per share. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power of such shares. No person listed below has any option, warrant or other right to acquire additional securities of Global, except as noted. The following calculations are based upon the Company's authorized, issued and outstanding common stock of 40,061,301 as of July 13, 2007.

                                                AMOUNT OF          PERCENT OF
NAME AND ADDRESS OF                        COMMON STOCK OWNED     COMMON STOCK
BENEFICIAL OWNER                              BENEFICIALLY       OUTSTANDING (1)
----------------                              ------------       ---------------

Ian M. Herman                                  2,446,834     (2)      6.09%

John B. Sawyer                                 2,366,666     (3)      5.8%

Lawrence Mulcahy                                 130,000     (4)        *

Seymour Siegel                                    40,000     (5)        *

All Directors and Executive Officers as a      4,983,500             12.16%
Group

* Represents an individual as the
beneficial owner of less than 1% of the
outstanding common stock

Barron Partners
730 Fifth Ave.                                 7,200,000     (6)     15.23%
9th Floor
New York, NY 10019

Ewing & Partners
4514 Cole Ave.                                 5,675,000     (7)     14.16%
Suite 808
Dallas, TX 75205

Contrarian Capital Management, LLC
411 West Putnam Ave.                           4,000,000     (8)      9.98%
Suite 225
Greenwich, CT 06830

Delta Offshore
900 Third Ave.                                 3,000,000     (9)      7.49%
5th Floor
New York, NY 10022

Doucet Capital, LLC
2204 Lakeshore Dr.                             2,002,181     (10)     5.0%
Suite 218
Birmingham, AL 35209

Silverpoint
Two Greenwich Plaza                            2,000,000     (11)     5.0%
1st Floor
Greenwich, CT 06830

----------
1 Percent of common stock is based on 40,061,301 shares of common stock issued and outstanding on July 13, 2007 with beneficial ownership being determined in accordance with the rules of the SEC and including voting or investment power with respect to securities. Securities "beneficially owned" by a person may include securities owned by or for, among others, the spouse, children or certain other relatives residing with such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days of July 13, 2007. Percent of Class Owned is based on the 40,061,301 shares of common stock issued and outstanding on July 13, 2007 plus any shares that may be acquired by the stockholders as a result of the exercise of existing options or warrants within 60 days after July 13, 2007.

2 Includes 133,334 shares of common stock issuable to Mr. Herman upon the exercise of options at $.17 per share which expire May 13, 2008. Based on the December 31, 2006 Schedule 13G filed by Rochdale Investment Management, LLC, all shares of common stock, exclusive of the 133,334 shares underlying an option, are held in trust by Rochdale Investment Management, LLC as the trustee for the Herman Family Trust. Of the total shares, Rochdale Investment Management Group has sole voting and dispositive power over 2,313,500 shares.

4 Includes 10,000 shares of common stock issuable to Mr. Mulcahy upon exercise of options at $1.03 per share which expires August 24, 2011.

5 Includes 20,000 shares of common stock issuable to Mr. Siegel upon exercise of options granted. 10,000 shares at an exercise price of $1.03 which expires August 24, 2011 and 10,000 shares at an exercise price of $1.05 per share which expires on March 8, 2012

6 All shares of common stock underlying a warrant that may be acquired by the exercise of a $1.36 warrant which expires May 31, 2009.

7 In setting forth this information, the Company relied upon the February 9, 2007 Schedule 13G filing of Ewing & Partners, Timothy Ewing, Ewing Asset Management, LLC, Endurance General Partners, LP and Endurance Partners (Q.P.), L.P. Of the total shares, Ewing & Partners, Timothy Ewing, Ewing Asset Management, LLC, Endurance General Partners, LP had sole voting and dispositive power over all the shares and Endurance Partners (Q.P.), L.P. had sole voting and dispositive power over 4,447,871 shares and there is no shared voting or dispositive power.

8 In setting forth this information, the Company relied upon the August 8, 2005 Schedule 13G filing of Contrarian Capital Management,. Of the total shares, Contrarian Capital management, LLC had shared voting and dispositive power over all the shares and Contrarian Equity Fund, LP had shared voting and dispositive power over 3,355,669 shares. No amendments have been filed to this Schedule 13G.

9 In setting forth this information, the Company relied upon the August 10, 2005, joint filing of Schedule 13G of Delta Offshore, Ltd. and Trafelet & Company, LLC. Of the total shares, Trafelet & Company had shared voting and dispositive power over all the shares and reporting entity Delta Offshore, Ltd. had shared voting and dispositive power over 1,599,900 shares. No amendments have been filed to this Schedule 13G.

10 In setting forth this information, the Company relied upon the May 30, 2007 filing of Schedule 13D of Doucet Capital, LLC. Of the total shares, Doucet Capital, LLC, Doucet Asset Management, LLC, Christopher Doucet (managing member of Doucet Capital, LLC and CEO of Doucet Asset Management) and Suzette Doucet (member of Doucet Capital and CFO of Doucet Asset Management) had shared voting and dispositive power over all the shares. Doucet Capital, LLC is listed as a holding company which owns Doucet Asset Management, LLC, a SEC registered investment advisor firm No amendments have been filed to this Schedule 13D.

11 In setting forth this information, the Company relied upon the July 27, 2005 joint filing of Schedule 13G of Silverpoint Capital, LP, Edward Mule and Robert O'Shea. Of the total shares, Silverpoint Capital, LP had sole voting and dispositive power over all the shares and reporting persons Edward Mule and Robert O'Shea had shared voting and dispositive power over all of the shares. No amendments have been filed to this Schedule 13G.


Directors and Executive Officers

The following table sets forth information, as of July 13, 2007, with respect to the beneficial ownership of the Company's Common Stock, $.001 par value per share, its only class of voting securities, by (a) each Director and nominee for Director of the Company; (b) the officers of Global named in the Summary Compensation Table later in this proxy statement; and (c) all Directors and executive officers of the Company as a group (1):

                                                                        Shares       Percent of
                                                                     Beneficially       Class
Name of Beneficial Owner              Capacity                         Owned(1)       Owned(1)
------------------------              --------                     ---------------   ---------
Ian Herman                 Director, Chairman &CEO                   2,446,834 (2)      6.09%
John Sawyer                Director, COO & President                 2,366,666 (3)      5.8%
Gordon Hamilton            Director and Nominee for Director                 0           *
Lawrence Mulcahy           Director                                    130,000 (4)       *
Seymour Siegel             Director                                     40,000 (5)       *
Michael Hannley            Director and Nominee for Director                 0

Directors and Executive Officers as a Group.........................4,983,500          12.16%

     * Individual is the beneficial owner of less than one percent (1%) of the Company's outstanding Common Stock, if any.

----------
     (1)  In setting forth this information, the Company has relied upon its stock and transfer records, to the extent available to the Company without unreasonable effort or expense, and upon Schedule 13D and
          Schedule 13G filings of, and other information provided by, the persons listed. Beneficial ownership is reported in accordance with
          Securities and Exchange Commission ("SEC") regulations and therefore includes shares of the Company's Common Stock which may be acquired within 60 days after July 13, 2007, upon the exercise of outstanding warrants or options. Shares of Common Stock issuable upon the exercise of such warrants or options are deemed outstanding for purposes of computing the percentage of Common Stock owned by the beneficial owner thereof listed in the table, but are not deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by any other stockholder. Except as otherwise stated below, all shares are owned directly and of record, and each named person has sole voting and investment power with regard to the shares shown as owned by such person. For each shareholder, Percent of Class Owned is based on the 40,061,301 shares of Common Stock issued and outstanding on
          July 13, 2007 plus any shares which may be acquired by shareholders, option holders or warrant holders within 60 days after July 13, 2007.
          This calculation does not include warrants and options held by non-beneficial shareholders holding less than 5% of the outstanding stock.

     (2) As reported with the Company which includes 133,334 shares which may be acquired by the exercise of options at an exercise price of $.17 per share which expire May 13, 2008.

     (3) As reported with the Company which includes 766,666 shares which may be acquired by the exercise of options at an exercise price of $.17 per share which expire May 13, 2008.

     (4) Includes 10,000 shares of common stock issuable to Mr. Mulcahy upon exercise of options at $1.03 per share which expires August 24, 2011.

     (5) Includes 20,000 shares of common stock issuable to Mr. Siegel upon exercise of options granted. 10,000 shares at an exercise price of $1.03 which expires August 24, 2011 and 10,000 shares at an exercise price of $1.05 per share which expires on March 8, 2012

                                       27

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's Directors and officers, and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. To the Company's knowledge, based solely on information provided to the Company by such persons and on a review of the copies of such reports furnished to the Company, all such persons timely complied with the Section 16(a) filing requirements during and with respect to the Company's 2006 fiscal year.


                              CERTAIN RELATIONSHIPS
                                AND TRANSACTIONS
                              WITH RELATED PERSONS


There were no transactions, or series of transactions, for the year ended December 31, 2006 to which Global was a party, in which the amount exceeds $60,000, and in which to the knowledge of Global, any director, executive officer, nominee, five percent or greater shareholder, or any member of the immediate family of any of the foregoing persons, have or will have any direct or indirect material interest.


                                STOCK PERFORMANCE

The Company's stock price opened the year 2006 at $1.37 per share and ended 2006 at $.93 per share, a decrease of 32%, which Management feels is a consequence of liquidity issues encountered by the Company in the fourth quarter 2006, as more fully detailed in the Company's 2006 Annual Report on Form 10-K. Management feels that the current GACF common stock share price is reasonable and consistent with the financial performance of the Company.

                         STOCK PERFORMANCE GRAPH & TABLE

During the fiscal year ended December 31, 2006, the Common Shares were quoted under symbol "GACF" on the OTC Bulletin Board maintained by the National Association of Securities Dealers, Inc. The following information relates to the trading of our common stock, par value $.001 per share. The high and low last sales prices of our common stock for each quarter during our two most recent fiscal years, as reported by the OTC Bulletin Board to date, are set forth below:

(Performance Graph)

                                         HIGH                 LOW
2006
               First Quarter             $1.73               $1.37
               Second Quarter             1.66                1.15
               Third Quarter              1.41                 .98
               Fourth Quarter             1.18                 .93

2005
               First Quarter             $ .94               $ .73
               Second Quarter             1.36                 .84
               Third Quarter              1.94                1.17
               Fourth Quarter             1.57                1.30

                           2007 STOCKHOLDER PROPOSALS

No proposals have been submitted by shareholders for the 2007 Annual Meeting of Shareholders.


                                  OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting.

                           2008 STOCKHOLDER PROPOSALS

Global Aircraft Solutions, Inc. welcomes comments or suggestions from its shareholders. If a shareholder wants to have a proposal formally considered at the 2008 annual Meeting of Shareholders, and included in the Proxy Statement for that meeting, we must receive the proposal in writing on or before December 15, 2007. In addition, if a shareholder proposal is not received by us on or before February 5, 2008, it will not be considered or voted upon at the Annual Meeting. Proposals intended for inclusion in next year's proxy statement should be sent to James A. Fry, General Counsel, Global Aircraft Solutions, Inc., 6901 S. Park Ave., Tucson, AZ 85706.

The proxy or proxies designated by the Company will have discretionary authority to vote on any proposal properly presented by a stockholder for consideration at the 2008 Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such meeting unless (i) with respect to any nomination for director, a written nomination is submitted to the Company at least 90 days prior to the meeting as provided in the Bylaws of the Company, or (ii) with respect to any other shareholder proposal, notice of the proposal, containing the information required by the Bylaws of the Company is received by the Company at its principal executive offices not less than 60 days prior to the meeting and, in either case, certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied.


                                  ANNUAL REPORT

A copy of the Company's Annual Report to Stockholders is being provided herewith to each stockholder entitled to vote at the 2007 Annual Meeting of Stockholders. It includes the Company's most recent Form 10-K Annual Report as filed with the Securities and Exchange Commission. A copy of the Company's Form 10-K Annual Report is available at no charge to all stockholders. For a copy write to Patricia Graham, Controller, Global Aircraft Solutions, Inc. Corporation, 6901
S. Park Ave., Tucson, AZ 85706.


                                OTHER INFORMATION

This solicitation of proxies is being made by the Board of Directors of the Company. In addition to solicitation by mail, proxies may also be solicited by Directors, officers, and employees of the Company, who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees, and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners of the Common Stock. The Company will pay the costs relating to this Proxy Statement, the proxy and the Annual Meeting. The address of Global Aircraft Solution, Inc.'s principal executive offices is 6901 S. Park Ave., Tucson, AZ 85706, and its telephone number is (520) 294-3481. The above notice and proxy statement are sent by order of the Board of Directors.

Please vote your shares promptly.

                                             By Order of the Board of Directors,

                                             /s/ James A. Fry

                                             James A. Fry
Dated:                                       Secretary

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

Adopted by the Board of Directors on July 15, 2004

I. Audit Committee's Purpose and Authority

The Audit Committee of Global Aircraft Solutions, Inc., a Nevada corporation (the " Company"), is appointed by the Board of Directors (the " Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee is directly responsible for the appointment (subject to stockholder ratification), compensation, retention and oversight of the work of any registered public accounting firm (the "independent auditors") engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such independent auditors must report directly to the Audit Committee. The Audit Committee's other primary duties and responsibilities are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     o Monitor the independence and performance of the Company's independent auditors.

     o Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     o Provide an avenue of communication among the independent auditors, management, and the Board.

     o    Review areas of potential significant financial risk to the Company.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the authority to retain special, legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Company will provide for appropriate funding, as determined by the Audit Committee, for the payment of
(a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, (b) compensation to any advisors, including any of the experts listed above, or independent counsel employed by the Audit Committee in the performance of its duties, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in the performance of its duties.

II. Audit Committee's Composition and Meetings

Audit Committee members shall meet the requirements of AMEX, Nasdaq or any alternative national stock exchange on which the Company's equity and debt securities are listed for trading. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall (a) be an independent non-executive director, free from any relationship that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a member of the Audit Committee; (b) not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company, or be an affiliated person of the Company; and (c) not have participated in the preparation of the financial statements of the Company at any time during the past three (3) years. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee must have past employment experience in financing or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating and Corporate Governance Committee. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership. The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

Executive Sessions shall be held with the independent auditors at every meeting, thereby providing a regular forum for candid discussion and reducing the pressure to request such a meeting. The Audit Committee may ask members of management or others to attend Executive Sessions and provide pertinent information as necessary.

III. Audit Committee's Responsibilities and Duties

REVIEW RESPONSIBILITIES - THE AUDIT COMMITTEE SHALL BE RESPONSIBLE TO:

1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the approved Charter published at least every three years in accordance with Securities and Exchange Commission (" SEC") regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3. In consultation with Company management and the independent auditors, (a) consider the integrity of the Company's accounting and financial reporting processes and controls, (b) discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures, and
(c) review significant findings prepared by the independent auditors together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution and discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see Item 11). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

INDEPENDENT AUDITORS - THE INDEPENDENT AUDITORS ARE ULTIMATELY ACCOUNTABLE TO THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS. THE AUDIT COMMITTEE SHALL:

5. Review the independence and performance of the independent auditors and annually appoint, or recommend to the Board the appointment of (subject to stockholder ratification), the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Actively engage in a dialogue with the independent auditors with respect to disclosed relationships or services that may impact the objectivity and independence of the auditors, and take, or recommend that the Board takes, appropriate actions to oversee the independence of the Company's auditors.

7. Approve in advance the engagement of the independent auditors to render any audit or permissible non-audit services to the Company; provided that the Audit Committee may establish appropriate pre-approval policies and procedures that do not include delegation of Audit Committee responsibilities under the Securities Exchange Act of 1934 to management, in which case the engagement of the independent auditors to provide particular services may be entered into pursuant to such pre-approval policies and procedures.

8. Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Statement 1.

9. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

10. Ensure that each independent auditor retained for the purpose of issuing an audit report or performing other audit, review or attest services for the Company reports directly to the Audit Committee.

11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Such discussions should include changes to the audit plan and restrictions on the scope of the auditors' activities, if any. Discuss certain matters required to be communicated to the Audit Committee in accordance with AICPA SAS 61:

     o    The auditor's responsibility under Generally Accepted Auditing
          Standards.

     o    Significant accounting policies.

     o    Management judgments and accounting estimates.

     o    Significant audit adjustments.

     o Other information in documents containing audited financial statements. Disagreements with management - including accounting principles, scope of audit and disclosures.

     o    Consultation with other accountants by management.

     o    Major issues discussed with management prior to retention.

     o    Difficulties encountered in performing the audit.

12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

LEGAL COMPLIANCE

13. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

14. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

15. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

16. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

17. Periodically perform self-assessment of the Audit Committee's performance.

18. Review financial and accounting personnel succession planning within the Company.

19. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

Adopted by the Board of Directors on        July 15, 2004

                                   APPENDIX B

                         GLOBAL AIRCRAFT SOLUTIONS, INC.

                          2007 STOCK COMPENSATION PLAN


1. Purpose of the Plan.
-----------------------

This 2007 Employee Stock Compensation Plan ("Plan") is intended to further the growth and advance the best interests of GLOBAL AIRCRAFT SOLUTIONS, Inc., a Nevada corporation (the "Company"), and Affiliated Corporations, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common Stock. It is intended that all Company Common Stock subject to this Plan will be registered as S-8 stock.

2. Definitions.
---------------

     Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

     a. "Act" means the U.S. Securities Act of 1933, as amended.

     b. "Affiliated Corporation" means any Parent or Subsidiary of the Company.

     c. "Award" or "grant" means any grant or sale of Common Stock made under this Plan.

     d. "Awardee" shall mean any Consultant or Employee receiving a grant or award of Plan Shares.

     e. "Board of Directors" means the Board of Directors of the Company. The term "Committee" is defined in Section 4 of this Plan.

     f. "Code" means the Internal Revenue Code of 1986, as amended.

     g. "Common Stock" or "Common Shares" means the common stock, no par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

     h. "Consultant" means (i) natural persons (except an Employee) engaged by the Company, Subsidiary or an Affiliated Corporation as a consultant, advisor or agent; and (ii) a lawyer or accountant or other professional engaged by the Company, Subsidiary or an Affiliated Corporation

     i. "Date of Grant" means the day the Committee authorizes the grant of Common Stock or such later date as may be specified by the Committee as the date a particular award will become effective.

     j. "Employee" means and includes the following persons: (i) executive officers, officers and directors (including advisory and other special directors) of the Company, Subsidiary or an Affiliated Corporation; and (ii) full-time employees of the Company, Subsidiary or an Affiliated Corporation.

     k. "Grantee" shall mean any Consultant or Employee receiving a grant or award of Plan Shares.

     l. "Parent" shall mean a "parent corporation" whether now or hereafter existing, as defined in Section 424(e) of the Code.

     m. "Participant" means an Employee to whom an Award of Plan Shares has been made.

     n. "Plan Shares" means shares of Common Stock from time to time subject to this Plan.

     o. "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

3. Effective Date of the Plan.
------------------------------

The effective date of this Plan is September 1, 2007. No Plan Shares may be issued after August 31, 2017.

4. Administration of the Plan.
------------------------------

The Compensation Committee of the Board of Directors ("Committee"), and in default of the appointment or continued existence of such Committee, the Board of Directors will be responsible for the administration of this Plan, and will have sole power to award Common Shares under this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of this Plan. Awards of Plan Shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an Employee as herein provided. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive.

5. Stock Subject to the Plan.
-----------------------------

The maximum number of Plan Shares which may be awarded under this Plan is 3,000,000 shares.

6. Persons Eligible to Receive Awards.
--------------------------------------

Awards may be granted only to Consultants and Employees (as herein defined).

7. Powers of the Board
----------------------

Except as otherwise provided herein, the Committee shall have complete discretion to (i) determine when and to which Consultant or Employees Plan Shares are to be granted; (ii) the number of Plan Shares to be awarded to each Consultant or Employee; (iii) the fair market value of the any Plan Shares awarded which shall be the closing price per share of the Common Shares of Company stock on the Over the Counter Bulletin Board ("OTCBB") market or other market on which the Common Shares are listed and traded on the date of grant or award. If the Shares cease to be listed on the OTCBB or other trading market, the Board shall designate an alternative method of determining the fair market value of the Shares; (iv) determine the terms and provisions of each grant or award of Plan Shares (which need not be identical) and with the consent of the grantee or awardee, modify or amend such grant or award; (v) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant or award previously authorized by the Committee or Board; and (vi) make all other determinations deemed necessary or advisable for the administration of the Plan.

8. Grants or Awards of Plan Shares.
-----------------------------------

     (a) Any grant or award of Plan Shares to an Employee shall include a vesting period of not less than one (1) year. After the Committee determines that it will offer a grant or award of Plan Shares, it will advise the grantee or awardee in writing, by means of a grant or award agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Plan Shares that the grantee or awardee shall be entitled to receive and, if applicable, the time within which the grantee or awardee must accept the offer. The offer shall be accepted by execution of a grant or award agreement in the manner determined by the Committee. A grant to a Consultant or Employee may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law; Plan Shares awarded other than for services rendered shall be sold at not less than the fair value thereof on the date of grant. No grant will be made if, in the judgment of the Committee, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.

     (b) Unless the Committee determines otherwise, any grant or award agreement with an Employee shall provide for the forfeiture of the non-vested Plan Shares underlying such grant or award agreement upon the grantee or awardee ceasing to be an Employee.

     (c) No grant or award of Plan Shares shall be for a fraction of a share.

     (d) Any grant or award of Plan Shares shall result in a decrease in the number of Plan Shares which thereafter may be available for purposes of the Plan.

     (e) No grant or award of Plan Shares shall have any preemptive rights attached thereto.

     (f) Disability of Grantee or Awardee. In the event that a Grantee or Awardee suffers a permanent disability (i.e. inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Awardee shall be entitled to those stock awards from the Plan that would have vested within the twelve (12) month period of such disability.

     (g) Death of Grantee or Awardee. In the event of death of the Grantee or Awardee, the Grantee's or Awardee's estate shall be entitled to receive any Plan Shares awarded to the Grantee or Awardee that would have vested to the Grantee or Awarded within twelve (12) months from the date of death of the Grantee or Awardee should the Grantee or Awardee continued living and remained employed by the Company.

9. Delivery of Stock Certificates.
----------------------------------

As promptly as practicable after authorizing an award of Plan Shares, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the Act, each certificate evidencing Plan Shares shall bear legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act. In the absence of registration under the Act, any person awarded Plan Shares may be required to execute and deliver to the Company an investment letter, satisfactory in form and substance to the Company, prior to issuance and delivery of the shares. An award may be made under this Plan wherein the Plan Shares may be issued only after registration under the Act.

10. Assignability.
------------------

     An award of Plan Shares may not be assigned. Plan Shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

11. Employment not Conferred.
-----------------------------

     Nothing in this Plan or in the award of Plan Shares shall confer upon any Consultant or Employee the right to continue in the employ of the Company or Affiliated Corporation nor shall it interfere with or restrict in any way the lawful rights of the Company or any Affiliated Corporation to discharge any Consultant or Employee at any time for any reason whatsoever, with or without cause.

12. Laws and Regulations.
-------------------------

     The obligation of the Company to issue and deliver Plan Shares following an award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

13. Withholding of Taxes.
-------------------------

     If subject to withholding tax, the Company or any Affiliated Corporation may require that the Consultant or Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated Corporation is required to withhold by reason of granting Plan Shares, in such amount as the Company or Affiliated Corporation in its discretion may determine. In lieu of part or all of any such payment, the Employee may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations. If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of Plan Shares, and the Employee fails to provide the Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Consultant or Employee (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of the award of Plan Shares.

14. Reservation of Shares.
--------------------------

The stock subject to this Plan shall, at all times, consist of authorized but unissued Common Shares, or previously issued shares of Common Stock reacquired or held by the Company or an Affiliated Corporation equal to the maximum number of shares the Company may be required to issue as stated in Section 5 of this Plan, and such number of Common Shares hereby is reserved for such purpose.

15. Amendment and Termination of the Plan.
------------------------------------------

     The Committee may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Committee shall have absolute discretion to amend this Plan, subject only to those limitations expressly set forth herein; however, the Committee shall have no authority to extend the term of this Plan, to increase the number of Plan Shares subject to award under this Plan or to amend the definition of "Employee" herein.

16. Delivery of Plan.
---------------------

A copy or description (for which a prospectus registering the Plan Shares will serve) of this Plan shall be delivered to every person to whom an award of Plan Shares is made. The Secretary of the Company may, but is not required to, also deliver a copy of the resolution or resolutions of the Committee authorizing the award.

17. Liability.
--------------

No member of the Board of Directors, the Committee or any other committee of directors, or officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

18. Shareholder Approval.
-------------------------

The Plan is subject to approval by the shareholders of the Company at the Annual Meeting of Shareholders to be held on August 29, 2007.

19. Adjustments to Shares subject to the Plan.
----------------------------------------------

     (a) The shares of Common Stock subject to this Plan are shares of the Common Stock of the Company as currently constituted. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

     (b) Except as expressly provided above, the Company's issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.

     (c) In the event of a proposed dissolution or liquidation of the Company, the Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation or other entity, each Award shall be assumed or an equivalent award shall be substituted by such successor corporation or entity or a parent or subsidiary of such successor corporation or entity, unless such successor corporation or entity does not agree to assume the Award or to substitute an equivalent award, in which case the Board shall, in lieu of such assumption or substitution, provide for the Awardee or Grantee to have the right to own the Award notwithstanding any vesting constraints.

20. Federal Income Tax Consequences Relating to the 2007 Stock Plan.
--------------------------------------------------------------------

The federal income tax consequences to the Company and its employees of awards under the Stock Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Stock Plan. Recipients of awards under the Stock Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Stock Plan (e.g., if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.

The recipient's basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Stock Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held from more than one year at the time of their disposition .

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

21. Miscellaneous Provisions.
-----------------------------

The place of administration of this Plan shall be in the State of Arizona (or subsequently, wherever the Company's principal executive offices are located), and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of Arizona or subsequent state of domicile, should the Company be redomiciled. Without amending this Plan, the Committee may issue Plan Shares to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries. All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.


By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2007 Stock Compensation Plan of the Company.

GLOBAL AIRCRAFT SOLUTIONS, INC.

DATED: July 17, 2007

                         Global Aircraft Solutions, Inc
           This Proxy is solicited on behalf of the Board of Directors
           -----------------------------------------------------------
        Proxy for 2007 Annual Meeting of Stockholders on August 29, 2007

The undersigned hereby appoints IAN HERMAN and JOHN SAWYER, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $0.01 per share, of Global Aircraft Solutions, Inc (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the J.W. Marriott Starr Pass Resort located at 3800 Starr Pass Blvd., Tucson, Arizona on August 29, 2007 at 12:00 PM Pacific Daylight Savings Time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

1. Election of Directors - The Board of Directors Recommends a Vote FOR all Nominees

a) Nominees: Michael Hannley and Gordon Hamilton for a Three Year Term

         [ ] FOR all nominees                 [ ] WITHHELD from all nominees
         [ ] FOR all nominees except any whose name is crossed out above


2. Proposal to ratify Moss Adams, LLP as the independent auditors for Global Aircraft Solutions, Inc. for fiscal year 2006 through July 2, 2007

     The Board of Directors Recommends a Vote FOR Proposal 2.

                  [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. Proposal to ratify Daszkal Bolton, LLP as the new independent auditors for Global Aircraft Solutions, Inc. as of July 2, 2007

     The Board of Directors Recommends a Vote FOR Proposal 3.

                  [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. Proposal to approve the Company's 2007 Stock Compensation Plan

     The Board of Directors Recommends a Vote FOR Proposal 4.

                  [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF A PROPERLY EXECUTED PROXY GIVES NO DIRECTION, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES ON MATTER 1, "FOR" MATTER 2, "FOR" MATTER 3, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS TO PROPERLY COME BEFORE THE MEETING.

Dated_____________, 2007   Certificate No._________   Number of Shares__________

                           Certificate No._________   Number of Shares__________


_______________________    __________________________
Signature                  Print Name

_______________________    __________________________
Signature                  Print Name

Mark here for address change and note below [ ]
Mark here if attending Annual Meeting [ ]

PLEASE MARK, DATE, SIGN, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person.

New Address: